Summary Prospectus – October 29, 2010

Schroder QEP Global Value Fund
Class/Ticker: Institutional Shares/SQVIX

Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. You can find the Fund’s full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.schroderfunds.com. You can also get this information at no cost by calling 800-464-3108 or by sending an email request to schroderfunds@us.schroders.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated October 29, 2010.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a % of amount redeemed)	0.25%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses(1)	0.58%

Total Annual Fund Operating Expenses(1)	1.13%
Less: Expense Reimbursement(2)	(0.43)%

Net Annual Fund Operating Expenses	0.70%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)	In order to limit the Fund’s expenses, the Fund’s adviser has contractually agreed through October 29, 2011 to pay or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) for the Fund’s Institutional Shares exceed 0.70% of the Institutional Shares’ average daily net assets. If there are Acquired Fund Fees and Expenses, other indirect acquired fund expenses, interest, taxes, or extraordinary expenses other than estimated amounts included in Total Annual Fund Operating Expenses above, then the Net Annual Fund Operating Expenses of the Fund will be higher than shown. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses. Returns in the table reflect the current redemption fee.

	1 year	3 years
Institutional Shares (If you redeem your shares)	$97	$341

Institutional Shares (If you do not redeem your shares)	$72	$316

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Schroder QEP Global Value Fund	Summary Prospectus

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity and equity related securities of companies located in a number of countries around the world (including the United States), that the Fund’s sub-adviser believes present attractive valuations.

The sub-adviser’s QEP team applies a proprietary investment analysis based on an evaluation of a number of valuation metrics including those based on: dividends, cash-flow, earnings, sales and asset-based measures. Geographic and sector allocations are principally the result of this selection. The sub-adviser is not constrained by benchmark weights when it constructs the Fund’s portfolio. The Fund generally sells securities when the sub-adviser believes they are fully priced or to take advantage of other investments the Fund’s sub-adviser considers more attractive. The sub-adviser’s process includes a careful evaluation of a variety of risks that may affect the Fund’s portfolio holdings. The sub-adviser’s investment process may result in frequent trading of the Fund’s portfolio securities.

The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any size market capitalization, including large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies. The Fund may invest in ADRs, as well as GDRs, EDRs or other similar securities representing ownership of foreign securities. The Fund may also invest in real estate investment trusts (REITs), closed-end funds, open-end funds, or exchange-traded funds. The Fund may use exchange-traded or over-the-counter derivatives, such as options, swap transactions, and futures contracts, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to enhance return. The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

The Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries and may invest in emerging market countries. (The sub-adviser currently considers an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or if it is domiciled or has its principal place of business in a country and its equity securities are principally traded in that country, or if the sub-adviser determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country.)

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques, and risk analyses of the Fund’s investment team, and there is no guarantee that the Fund will achieve its investment objective. The value of securities held by the Fund will fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the securities markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

–	Foreign Investment/Currencies Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes;

–	Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

–	Equity Securities Risk: equity securities may react more strongly to changes in overall market conditions, or to a particular issuer’s financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

–	Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

–	Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

–	Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses;

–	Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, and valuation risks and the risk of losing more than the principal amount invested;

–	Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

Schroder QEP Global Value Fund	Summary Prospectus

–	Valuation Risk: certain securities may be difficult to value, and to the extent the Fund sells a security at a price lower than that used to value the security, its net asset value will be adversely affected;

–	Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk;

–	Geographic Focus Risk: to the extent that the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly;

–	Depositary Receipts Risk: investments in non-U.S. issuers through depositary receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations;

–	REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate. The Fund bears its share of the expenses incurred by REITs in which it invests;

–	Over-the-Counter Risk: securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility, and the prices paid by the Fund for such securities may include an undisclosed dealer markup;

–	Management Risk: because the Fund is actively managed, the Fund’s investment return depends on the ability of its adviser and/or sub-adviser to manage its portfolio successfully; and

–	Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund recently commenced operations and does not yet have historical investment performance.

Management of the Fund

Investment Adviser – Schroder Investment Management North America Inc. (“Schroders.”)

Sub-Adviser – Schroder Investment Management North America Ltd. (“SIMNA Ltd.”)

Portfolio Manager –

Justin Abercrombie, Head of QEP, has managed the Fund since its inception in October 2010. He is the Head of the QEP team which manages the Fund and is the Lead Portfolio Manager of the Fund.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund for Institutional Shares is $5,000,000, though minimums may be waived or modified for certain financial intermediaries that have arrangements with Schroders or the Fund’s distributor, or otherwise, in Schroders’ sole discretion. You may sell (redeem) your Institutional Shares on any day the New York Stock Exchange (the “Exchange”) is open by calling Boston Financial Data Services (“BFDS”) at (800) 464-3108 ((617) 483-5000 from outside the U.S.) or by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 8507, Boston, MA 02266). If your shares are held in the name of a financial intermediary they may only be sold through that financial intermediary.

Tax Information

The Fund’s distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary or visit its Web site for more information.

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